Exhibit 99.1

FOR IMMEDIATE RELEASE

FIRST FINANCIAL BANCORP. ANNOUNCES PRICING OF SUBORDINATED NOTES OFFERING

Cincinnati, OH – November 6, 2025– First Financial Bancorp. (Nasdaq: “FFBC”) (“First Financial”), the holding company for First Financial Bank (the “Bank”), today announced the pricing of a public offering of $300 million aggregate principal amount of First Financial’s 6.375% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). Interest on the Notes will accrue at a rate equal to (i) 6.375% per annum from the original issue date to, but excluding, December 1, 2030, payable semiannually in arrears, and (ii) a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 300 basis points from, and including, December 1, 2030, payable quarterly in arrears. The Notes are intended to qualify as Tier 2 capital for regulatory purposes. First Financial estimates that the net proceeds from the offering will be approximately $296 million, after deducting underwriting discounts but before deducting estimated offering expenses payable by First Financial. First Financial intends to use the net proceeds of the offering for general corporate purposes, including the potential redemption of the Company’s 5.25% Subordinated Notes due 2030. The closing of the offering of the Notes is subject to customary closing conditions and is expected to close on November 10, 2025.

Keefe, Bruyette & Woods, A Stifel Company and Janney Montgomery Scott LLC are acting as joint book-running managers for the offering. Squire Patton Boggs (US) LLP is acting as legal counsel to the Company and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to the underwriters. The Notes are being offered pursuant to a prospectus supplement and an accompanying base prospectus describing the terms of the offering. First Financial has filed a registration statement (File No. 333-291294), and a preliminary prospectus supplement to the prospectus contained in the registration statement with the U.S. Securities and Exchange Commission (“SEC”) for the Notes to which this communication relates and will file a final prospectus supplement relating to the Notes. Prospective investors should read the applicable prospectus supplement and base prospectus in the registration statement and other documents First Financial has filed or will file with the SEC for more complete information about First Financial and the relevant offering.

Copies of these documents relating to the offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained by emailing Keefe, Bruyette & Woods, A Stifel Company at USCapitalMarkets@kbw.com or by emailing Janney Montgomery Scott LLC at prospectus@janney.com. This press release is neither an offer to sell nor the solicitation of an offer to buy any of the Notes or any other securities. No such offer, solicitation or sale of the Notes is being made in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful. The Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of either prospectus supplement or the shelf registration statement or prospectus relating thereto.

About the Company

First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of September 30, 2025, the Company had $18.6 billion in assets, $11.7 billion in loans, $14.4 billion in deposits and $2.6 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $4.0 billion in assets under management as of September 30, 2025. The Company operated 127 full service banking centers as of September 30, 2025, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation.

Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements orally or in writing to investors, analysts, members of the media, or others. Forward-looking statements reflect our current expectations, estimates or projections concerning future results or events. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions (some of which are beyond our control and ability to predict), may include projections of our future financial performance, future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in our business or financial results. These statements are not guarantees of future performance and are only predictions based on our current expectations and projections about future events. Undue reliance should not be placed on forward-looking statements. Among the important factors that could cause the Company’s actual financial condition and results of operations, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are the factors disclosed under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 20, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, as well as the other information contained or incorporated by reference in this prospectus supplement or the accompanying prospectus. Forward-looking statements speak only as of the date on which such statements are made. Except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

While no list of assumptions, risks, or uncertainties could be complete, some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements include:

•	economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;

•	future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses;

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the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;

•	management’s ability to effectively execute its business plans;

•	mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;

•	the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;

•	the effect of changes in accounting policies and practices;

•	changes in consumer spending, borrowing and saving and changes in unemployment;

•	changes in customers’ performance and creditworthiness;

•	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;

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current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth;

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our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

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financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

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the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;

•	the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and

•	our ability to develop and execute effective business plans and strategies.

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